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                                                                    Exhibit 10.3



                                   SECOND AMENDMENT

          SECOND AMENDMENT, dated as of June 24, 1998 (this "AMENDMENT"), to the Credit Agreement, dated as of March 2, 1998 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among CUMULUS MEDIA INC., an Illinois corporation formerly known as Cumulus Holdings, Inc. (the "BORROWER"), the several banks and other financial institutions or entities parties thereto (the "LENDERS"), LEHMAN BROTHERS INC., as advisor and arranger, LEHMAN COMMERCIAL PAPER INC., as syndication agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                                 W I T N E S S E T H:


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower;

          WHEREAS, the Borrower has requested, and upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:


          SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.

          2.1 AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. The definition of "Subordinated Exchange Debentures" set forth in Section 1.1 of the Credit Agreement is hereby amended by changing the amount, $219,000,000, to the amount "$250,000,000".

          2.2 AMENDMENT TO SECTION 2.3 OF THE CREDIT AGREEMENT.  Pursuant to
Section 2.5 of this Amendment, the Term Loan Commitments are being reduced by $30,000,000; accordingly, the installment amounts set forth in Section 2.3 of the Credit Agreement are hereby reduced, PRO RATA based upon the amounts thereof, by an aggregate amount of $30,000,000.

          2.3 AMENDMENT TO SECTION 2.4(b) OF THE CREDIT AGREEMENT.  Pursuant to
Section 2.5 of this Amendment, the Total Revolving Credit Commitments are being reduced by $10,000,000; accordingly, the reduction amounts set forth in Section 2.4(b) of the Credit Agreement are hereby reduced, PRO RATA based upon the amounts thereof, by an aggregate amount of $10,000,000.


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          2.4 AMENDMENTS TO SECTION 7.2 OF THE CREDIT AGREEMENT.  (a) Section
7.2(f) of the Credit Agreement is hereby amended to change the amount, $219,000,000, appearing in two places therein, to the amount "$250,000,000".

          (b) Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (g) thereof, (ii) deleting the period at the end of paragraph (h) thereof and replacing the same with "; and" and (iii) adding thereto the following new paragraph (i):

               "(i) Guarantee Obligations of any Subsidiary which is a Subsidiary Guarantor or a guarantor party to another guarantee acceptable to the Syndication Agent, in respect of the obligations of the Borrower under the Senior Subordinated Notes."

          2.5 AMENDMENT TO SCHEDULE 1.1A OF THE CREDIT AGREEMENT. Schedule 1.1A of the Credit Agreement is hereby amended by deleting said schedule in its entirety and substituting in lieu thereof the information set forth in Annex A hereto.

          2.6 AMENDMENT TO SECTION 7.16 OF THE CREDIT AGREEMENT.  Clause (b) of
Section 7.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(b) execute and deliver the Guarantee and Collateral Agreement and any guarantee referred to in Section 7.2(i)".

          SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the Borrower and the Lenders shall have executed and delivered to the Administrative Agent this Amendment.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Loan Parties in the Loan Documents are true and correct on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

          SECTION 5. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Agents for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agents.

          SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness

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of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          SECTION 7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          SECTION 8. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   CUMULUS MEDIA INC.


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


                                   LEHMAN COMMERCIAL PAPER INC., as
                                     Lender


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


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                                       ANNEX A


                                                                   SCHEDULE 1.1A


                      COMMITMENTS: LENDING OFFICES AND ADDRESSES

                                                       Commitments
Name of Lender and                           -------------------------------
Information for Notices                      Revolving Credit      Term Loan
-----------------------                      ----------------      ---------

Lehman Commercial Paper Inc.                 $100,000,000          $50,000,000
3 World Financial Center
New York, New York  10285
Attention:  Michele Swanson
Telecopy:  (212) 528-0819
Telephone:  (212) 526-0330